Exhibit 99.2 Allen Overy Shearman Sterling US LLP 599 Lexington Avenue New York, NY 10022-6069 +1.212.848.4000

Exhibit 8.1
November 8, 2024

Liberty Global Ltd. 1550 Wewatta Street, Suite 1000 Denver, CO 80202

Distribution of Shares of Sunrise Communications AG
U.S. Federal Income Tax Opinion

Ladies and Gentlemen:

We have acted as special tax counsel to Liberty Global Ltd., a Bermuda exempted company limited by shares (“Liberty Global”), in connection with certain aspects of the spin-off of Sunrise Communications AG (“Sunrise”) (the “spin-off”) in a series of transactions that will include: (i) the transfer of Liberty Global’s Swiss telecommunications operations to Sunrise HoldCo VI B.V. (“Newco BV”), an indirect wholly owned subsidiary of Liberty Global, (ii) the reduction by Liberty Global of its share premium account, (iii) in satisfaction of the share premium reduction, the transfer by Liberty Global of all of the equity interests in Newco BV, to Sunrise by way of a contribution in kind, and (iv) the issuance by Sunrise of shares designated as Class A Common Shares and Class B Shares, in each case in ADS form (the “Sunrise ADSs”), to holders of common shares of Liberty Global (“Liberty Global Common Shares”).

Sunrise has filed the Registration Statement on Form F-4 (Registration No. 333-281772), including the Prospectus forming a part thereof, with the Securities and Exchange Commission on August 23, 2024 (collectively, and as amended on or prior to the date hereof, the “Registration Statement”). Unless otherwise indicated, each capitalized term used herein has the meaning ascribed to it in the Registration Statement.

In preparing our opinion set forth below, we have examined and reviewed originals or copies, certified or otherwise identified to our satisfaction, of (i) the Registration Statement, (ii) the tax representation letters delivered to us by Liberty Global (dated November 8, 2024) and certain Liberty Global shareholders (dated November 8, 2024) (collectively, the “Tax Representation Letters”), (iii) the Master Separation Agreement, a form of which is attached to the Registration Statement as Annex A, and related agreements, and (iv) such other documents,

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Liberty Global Ltd.        November 8, 2024

certificates and records as we have deemed necessary or appropriate as a basis for our opinion. In our examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed, photostatic or electronic copies and the authenticity of the originals of such latter documents.
In rendering our opinion, we have assumed with your permission that (i) the spin-off will be consummated as described in the Registration Statement (and none of the terms or conditions contained therein, or in any exhibit thereto, have been or will be waived or modified), (ii) there will be due execution and delivery of all documents required for the spin-off to be effective, and (iii) no action has been, or will be, taken that is inconsistent with any statement, representation or undertaking set forth in the Registration Statement or the Tax Representation Letters. Our opinion assumes and is expressly conditioned on, among other things, the initial and continuing truth, accuracy and completeness (without regard to any qualification as to knowledge or belief) of the facts, statements and representations and compliance with the undertakings (without waiver) set forth in the documents referred to above, including the statements and representations, which we have neither investigated nor verified, made in the Tax Representation Letters. Any inaccuracy in these assumptions, facts, statements or representations, or failure to comply with undertakings (including on account of events occurring subsequent to the spin-off) could affect the conclusions expressed herein.
Our opinion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, judicial decisions, published positions of the Internal Revenue Service (“IRS”), and such other authorities as we have considered relevant, all as of the date of this opinion and all of which are subject to change or different interpretations (possibly with retroactive effect). Any change in the authorities upon which our opinion is based could affect the conclusions expressed herein. Further, opinions of counsel are not binding on the IRS or courts and thus there can be no assurance that our opinion will be accepted by the IRS or, if challenged, by a court.
Based upon the foregoing and subject to the assumptions, limitations and qualifications set forth herein and in the Registration Statement under the heading “The Spin-Off—Material U.S. Federal Income Tax Consequences of the Spin-Off,” we are of the opinion that, under currently applicable U.S. federal income tax law:

1.	The spin-off should qualify as a reorganization within the meaning of Section 368(a)(1)(D) of the Code, and Liberty Global and Sunrise should each qualify as a “party to a reorganization” within the meaning of Section 368(b) of the Code.

2.	No gain or loss should be recognized by (and no amount should be includible in the gross income of) U.S. shareholders of Liberty Global Common Shares solely by reason of their receipt of Sunrise ADSs as a result of the spin-off, except with respect to any cash received in lieu of fractional shares.

Liberty Global Ltd.        November 8, 2024

3.	The aggregate tax basis of the Sunrise ADSs received as a result of the spin-off by a holder of Liberty Global Common Shares and such holder’s Liberty Global Common Shares held immediately before the spin-off should equal such holder’s aggregate tax basis in its Liberty Global Common Shares immediately before the spin-off (subject to reduction upon the deemed sale of any fractional shares); and

4.	The holding period of Sunrise ADSs received by a holder of Liberty Global Common Shares as a result of the spin-off should include the holding period of its Liberty Global Common Shares with respect to which such Sunrise ADSs were distributed, provided that such Liberty Global Common Shares are held as a capital asset on the date of the spin-off.
We render no opinion except as expressly set forth above, and this opinion does not address holders who acquire Sunrise ADSs other than as a result of the spin-off or are subject to special treatment under U.S. federal income tax laws; for additional information with respect to U.S. federal income tax matters related to the spin-off, see the discussion set forth under the heading “The Spin-Off—Material U.S. Federal Income Tax Consequences of the Spin-Off” in the Registration Statement. This opinion has been prepared for Liberty Global solely in connection with the spin-off.
Further, no assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, or future factual developments, will not adversely affect the accuracy of the conclusions stated herein. This opinion is expressed as of the date hereof, and we are under no obligation to supplement or revise our opinion to reflect any legal developments or factual matters or changes arising subsequent to the date hereof or the impact of any information, document, certificate, record, statement, representation, undertaking, or assumption relied upon herein that becomes incorrect or untrue.
We hereby consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement and to the references to us in the Registration Statement under “The Spin-Off—Material U.S. Federal Income Tax Consequences of the Spin-Off”. In giving such consent, we do not hereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

Very truly yours,
/s/ Allen Overy Shearman Sterling US LLP
Allen Overy Shearman Sterling US LLP
JMS
DPK